                                                                   Exhibit 10.18
                                                                   -------------

                                LEASE AGREEMENT


     THIS LEASE AGREEMENT is made and entered into as of the 7th day of April, 1994

     BY AND BETWEEN               HUTCH REALTY, L.L.C.,

                                         "Lessor"

     AND                          PETROGLYPH OPERATING COMPANY, INC.,

                                         "Tenant"

     1.   Property Leased
          ---------------

     Lessor, in consideration of the covenants and the agreements contained in this Lease and the timely payment of rents as set out below, does hereby lease to the Tenant the following property:

     That certain office building, parking lot and surrounding grassy area located on the eastern portion of the real property commonly known as 6209 North Highway 61, Hutchinson, Kansas (see area outlined in survey attached hereto as Ex. A)

together with all improvements thereon (hereinafter called the "Premises"), upon the conditions and covenants set forth below.

     2.   Term
          ----

          (a) Original Term.  This Lease shall continue for a term of two (2)
              -------------
years, commencing on May 7, 1994, and ending on May 6th, 1996.

          (b) Renewal Term.  Provided that Tenant has complied with the terms
              ------------
and provisions of this Lease throughout the original term and any prior Renewal Terms, Tenant shall have the option to renew the term of this lease for an additional period of one year ("Renewal Term") upon the same terms and conditions contained herein applicable to the original term except that rent will be determined as provided below. To exercise this option to renew, Tenant shall give Lessor written notice of its exercise of such option not later than sixty (60) days prior to the end of the original term hereof or any renewal term. As used herein, the "term" of this Lease shall refer, collectively, to the original term and all Renewal Terms.

     3.   Rent
          ----

          (a) Original Term.  The Tenant shall pay rent during the original term
              -------------
hereof of $2,000 per month, payable in advance on the first-day of each month. In the event the term of this Lease commences on a day other than the first day of a calendar month, the monthly rental for the first month shall be prorated, based on the number of days of occupancy, and the rent for the fractional beginning month shall be paid at the commencement of the term hereof. All rents shall be paid to Lessor at 630 E. Iron, Salina, Kansas, or such other place as Lessor may from time to time designate.

          (b) Renewal Term Rent.  The monthly rent during [each] Renewal Term,
              -----------------
in the event of the renewal of this Lease, shall be an adjusted rent determined by multiplying the monthly rent set out immediately above by a fraction, the denominator of which is the cost of living index for the month in which this Lease was executed, and the numerator of which is the cost of living index for the third month prior to the commencement of the Renewal Term for which rent is being calculated; provided, that the adjustment of rent shall be not less than the rent for the original term of this Lease. The cost of living index referred to herein is the Consumer Price Index for Urban Wage-Earners and Clerical Workers, United States, All Items, as revised 1964 (1967 = 100 base) maintained by the U.S. Bureau of Labor Statistics or, in the event such index is no longer maintained, such other then current index as is generally used for the same purposes and will yield a result approximating that of the index described.

          (c) Security Deposit.  Tenant shall deposit with Lessor upon the
              ----------------
execution of this Lease the sum of $2,000 to be held by Lessor, without liability for interest, as security for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease. If Tenant fails to perform any covenant of this Lease, Lessor may appropriate and apply all or any portion of the deposit for payment of any sum due Lessor under this Lease or to compensate Lessor for loss or damage sustained due to a breach by Tenant of this Lease, all without prejudice to or constituting a waiver of Lessor's other rights and remedies. If Tenant complies with all terms and conditions of this Lease, the deposit shall be returned to Tenant at the end of the term of this Lease.

     4.   Use of the Premises
          -------------------

     Tenant shall use the Premises for general office use and for no other purpose without Lessor's prior written consent. In Tenant's use of the Premises, Tenant will not permit any waste to be committed thereon; will not do or permit anything to be done on or about the Premises causing any objectionable noise or odor to be emitted from the Premises or in any way tending to create a nuisance; and shall comply with all applicable laws, ordinances, rules and regulations.

     5.   Utilities
          ---------

     Tenant acknowledges that there are common electric and gas meters for all of the buildings shown on the survey attached as Exhibit A and that all of such buildings utilize water from a common well. Tenant shall pay to Lessor 45% of the total cost for gas and 10% of the total cost for electricity on a monthly basis within 5 days of being notified by Lessor of the amount owed by it. Tenant shall pay 60% of the cost of repair, maintenance and replacement of the water well and attendant plumbing and piping necessitated for the supply of water to the common property.

     6.   Inspection
          ----------

     It shall be lawful for Lessor and Lessor's agents and representatives, at any reasonable time, to enter into and upon the Premises for the purpose of examining the condition thereof or for any other lawful purpose.

     7.   Repair and Maintenance
          ----------------------

     Tenant, at Tenant's sole expense, shall keep and maintain the Premises in a neat, clean, and sightly condition at all times, and shall maintain the Premises and improvements thereon (including all sidewalks, parking lots, grounds, equipment, wiring, plumbing, floors, glass, heating, air conditioning, and mechanical), other than the roof and structural walls of such improvements, in a good state of repair, and at the end of the term hereof shall deliver the Premises to Lessor "broom clean" and in their present condition and state of repair, ordinary wear and tear and damage by fire, and other hazards to the extent covered by insurance, excepted. In this regard, Tenant shall maintain all heating, air conditioning and other machinery and equipment on the Premises in good working order and make such repairs and replacements as may be necessary to keep the same in good working order. Lessor, at Lessor's sole expense, shall maintain and keep in a good state of repair the roof and structural walls of such improvements unless damage thereto is caused by the fault or negligence of Tenant or Tenant's agents or employees, under which circumstances the expense thereof, to the extent the same is not covered by the proceeds of insurance as required in this Lease, shall be borne by Tenant.

     8.   Alterations
          -----------

     Tenant agrees that Tenant will make no alterations or additions to the Premises without the prior written consent of Lessor. Any such alternations or additions will, in any event, be done at the sole cost and expense of Tenant. Lessor's consent for alterations shall not be unreasonably withheld, but may contain conditions, including, without limitation, requirements concerning the quality and compatibility of alterations, evidence of financial responsibility or bonding of Tenant and the contractor, and restoration of the Premises at Tenant's expense upon the termination of this Lease. Lessor may withhold consent for any addition at Lessor's sole and uncontrolled discretion. Unless Tenant is required to restore the premises as a condition to Lessor's consent to any alteration, all alterations made to the Premises during the term of this Lease will remain as a part of the Premises and Tenant will have no further interest in such alterations or additions at the conclusion of this Lease.

     9.   Trade Fixtures
          --------------

     All trade fixtures installed by Tenant in connection with its use of the Premises shall remain the property of Tenant and may be removed by Tenant at any time during the term of this Lease or at the expiration hereof. Any damage caused by such removal, however, shall be repaired by Tenant at Tenant's sole cost and expense.

     10.  Liens
          -----

     Tenant shall not permit any liens to come into existence against the Premises by reason of any repairs or alterations or other activities conducted by Tenant. In the event of any breach of this covenant and the incurring of any expense by Lessor to remove such liens, Lessor shall in addition to any other remedies or rights provided herein, be entitled to recover any costs or expenses incurred in removing such liens.

     11.  Taxes and Special Assessments
          -----------------------------

     As a part of the consideration of this Lease, Tenant agrees to pay all ad valorem taxes and all special assessments or other lawful impositions or public charges of any kind and nature which now or hereafter may be levied, assessed, or imposed upon the Premises (or any personal property located thereon) during the term hereof at such time that none of such taxes, special assessments, impositions, or charges shall become delinquent. In this regard, the taxes, annual installments of special assessments, or other impositions or charges shall be prorated for the year in which the term of this Lease commences as of the date of the commencement of this Lease; and for the year in which this Lease terminates, as of the date of such termination. Tenant agrees to furnish to Lessor original receipts evidencing payment of all such taxes, assessments, impositions, or charges at least fifteen (15) days prior to the date the same become delinquent.

     12.  Hazard Insurance and Destruction of Premises
          --------------------------------------------

     Tenant agrees during the term of this Lease that Tenant will procure and maintain at Tenant's cost and expense policies of insurance on forms and with companies satisfactory to Lessor, insuring the Premises against loss due to any damage to plate glass, any betterments or improvements to the premises done by Tenant and insuring the Premises for its full insurable value against loss by fire and extended coverage or, at Lessor's election, Lessor shall procure such insurance and Lessee shall reimburse Lessor for the cost thereof. Such policies shall name Lessor as a named insured and shall be delivered and deposited with Lessor, and Lessor shall own all policies and other benefits paid under such policies. In the event the Premises shall be destroyed or damaged by causes or casualties covered by such insurance so as to render the same unfit for use and occupancy for the purposes leased hereunder, Lessor shall have fifteen (15) days after such damage or destruction to elect in writing whether to rebuild or repair the damage at Lessor's cost and expense; and if Lessor so elects, then this Lease shall remain in force and Lessor shall rebuild and repair the Premises with reasonable dispatch after making such election so as to place the Premises in as good a condition as they were at the time of destruction; and the rent shall abate during the time that the Premises are untenantable. If Lessor does not elect to rebuild or repair within such time, then this Lease shall terminate as of the date of such destruction or damage, and the Lessee shall then deliver and surrender the Premises to Lessor.

In the event the Premises are damaged, but not to the extent to render the same unfit for use and occupancy for the purposes leased herein, then Lessor shall repair such damage at Lessor's cost and expense, except that Lessee shall pay such cost to the extent of any deductible amount under such policies. There shall be no abatement of rent during the time of repair of such partial damage.

     13.  Public Liability
          ----------------

     Tenant covenants and agrees to protect and defend Lessor against and indemnify and save Lessor harmless from any and all claims for injuries to persons or property in or about the Premises. Tenant further agrees at all times during the term hereof at Tenant's own expense to maintain, keep in force, furnish and deliver to Lessor liability insurance policies or properly executed certificates of insurance on a form and with an insurer satisfactory to Lessor, insuring both the Lessor and Tenant against all liability for damage to person or property in or about the Leased Premises; the amount of said liability insurance shall not be less than $500,000 for injury to one person, $1,000,000 for injuries arising out of any one accident, and $1,000,000 for property damage or, at Lessor's election, Lessor shall procure such insurance and Lessee shall reimburse Lessor for the cost thereof. Tenant shall deliver such policies or properly executed certificates of insurance to Lessor upon execution of this Lease and thereafter at least ten (10) days prior to expiration of any prior coverage. In the event Lessor hereafter reasonably believes that the foregoing policy limits are no longer standard in the industry for businesses of comparable risk, Lessor may at Lessor's discretion and by notice in writing to Tenant increase the amount of liability insurance to be maintained at Tenant's expense.

     14.  Mutual Releases
          ---------------

     Lessor and Tenant hereby release each other from any claim or liability for loss or damage caused by fire or other casualty to the extent that such damage is covered by insurance, and any insurance carriers shall not be entitled to subrogation against any party to this lease and waiver of subrogation, irrespective of whether such fire or casualty should be caused by the act or omission on the part of Lessor or Tenant or their respective agents or employees; provided, however, that this release shall be valid and binding only in the event it is recognized and accepted by the hazard insurance companies under the policies carried pursuant to this Lease. Tenant agrees to use Tenant's best efforts to obtain the necessary acceptance on any insurance policy obtained pursuant to this Lease.

     15.  Condemnation
          ------------

     If the whole or any part of the Premises or any building which forms a part thereof shall be condemned or taken under any power of eminent domain by any municipal, county, state, federal, or other authority, this Lease shall terminate with respect to the part of the Premises so taken on the day the possession of that part shall be required by the acquiring authority. In event any part of said building or more than ninety percent (90%) of the land not occupied by the building is so taken, then Lessor or Tenant may elect within thirty (30) days thereafter to terminate this lease by giving written notice thereof to the other of the exercise of such option.

If this Lease is not so terminated, the rent shall abate proportionately based on the fair market value of the Premises before and after the taking as finally determined by agreement or litigation in the condemnation proceeding.

     16.  Default by Tenant
          -----------------

     In the event that (i) Tenant shall default in the payment of rent and Tenant shall continue in default of rent after ten days' written notice by Lessor to Tenant specifying rent due; or (ii) Tenant shall be in default of any covenant or condition of this Lease other than payment of rent and shall continue in default of such covenant or condition after thirty (30) days' notice in writing by Lessor to Tenant of the existence of such default; or (iii) if any adjudication of bankruptcy or insolvency be rendered against Tenant or if a receiver of the assets or business of Tenant shall be appointed or if any sale or attempted sale of the leasehold interest hereby created shall be made under or by virtue of any execution or judicial process against Tenant, or if Tenant dies or is dissolved or the existence of Tenant is otherwise terminated; then, and upon the occurrence of any such event, Lessor shall, at Lessor's election and without further notice to Tenant, have the right to cancel this Lease and have immediate possession of the leased premises, without waiving or relinquishing any claim for rent or damages then due, and Tenant shall remain liable as hereinafter provided. In such event Lessor, without prejudice to any other right or remedy which Lessor may have hereunder or by law, may re-enter the leased premises either by force or otherwise, or dispossess Tenant, any legal representative of Tenant or other occupant of the leased premises by appropriate suit, action or proceeding, and remove Tenant's effects and hold the leased premises as if this Lease had not been made. Notwithstanding such termination, and during the full period which would otherwise have constituted the balance of the term of this Lease, Tenant shall continue to be liable for the performance of all of the covenants of Tenant under this Lease, including Tenant's covenant to pay the full amount of rent reserved hereunder, and Lessor at Lessor's option may rent the leased premises for a term or terms which may have been the balance of the term hereof, in which event or events Lessor shall apply any monies collected, FIRST, to the expense of resuming or obtaining possession of and reletting the leased premises, and SECOND, to the payment of the rent due and to become due to Lessor hereunder, and Tenant shall be and remain liable for any deficiency. Should Lessor fail to exercise any remedy Lessor may have for default against Tenant, such failure shall not be deemed to be a waiver of Lessor's right to exercise such remedy for such default at a later time or for subsequent defaults, or otherwise to insist upon strict compliance with the terms hereof. Without limiting the generality of the foregoing, Lessor shall be entitled to recover all costs of regaining possession of the premises and the reletting thereof, including, without limitation, reasonable attorneys' fees.

     17.  Assignment and Subletting
          -------------------------

     Tenant shall not have the right to assign this Lease in whole or in part or to sublet the Premises in whole or in part without the prior written consent of Lessor. Tenant shall remain liable for the rent and the performance of other obligations of Tenant hereunder irrespective of any assignment or subletting to which Lessor may consent.

     18.  Environmental Issues
          --------------------

     Tenant shall not cause, permit or suffer any hazardous or toxic material, substance or waste which is subject to applicable federal, state or local law or regulation to be brought upon, treated, kept, stored, disposed of, discharged, released, produced, manufactured, generated, refined or used upon, about or beneath the Premises or any portion thereof by Tenant, its agents, employees, contractors, tenants or invitees, or any other person.

     19.  Surrender
          ---------

     Tenant will, at the end of the term hereof, peacefully surrender the Premises to Lessor in good repair. In the event Tenant for any reason shall hold over after the expiration of this Lease with the express or implied consent of Lessor, such holding over shall not be deemed to operate as a renewal or extension of this Lease, but shall only create a tenancy from month to month which shall be on the same terms and conditions except (i) the Lease may be terminated at will at any time by either party upon thirty (30) days' written notice and, (ii) unless otherwise agreed in writing, the monthly rent during any such period of holding over shall be 150 percent of the monthly rent being paid immediately prior to such holding over.

     20.  Miscellaneous
          -------------

          (a) Lessor-Tenant Relationship.  Nothing contained herein shall be
              --------------------------
deemed or construed by the parties hereto or any third parties as creating the relationship of principal and agent or partnership or joint venture between the parties hereto.

          (b) Notices.  All notices to be given under this Lease shall be given
              -------
in writing and shall be deemed to be properly served only if personally delivered or sent postage prepaid, by Registered or Certified Mail with return receipt requested, to the parties as follows:

               To Lessor:  Hutch Realty, L.L.C.
                           630 East Iron
                           Salina, Kansas, 67401

               To Tenant:  Petroglyph Operating Company, Inc.
                           6209 N. Highway 61
                           Hutchinson, Kansas, 67504

or at such other places as either party may hereafter from time to time designate by notice. Such notice shall be deemed to have been given on the date when personally delivered or on the date upon which the same is deposited in the United States mail with postage prepaid.

          (c) Headings.  The headings contained in this Lease shall be deemed to
              --------
be for the convenience of the parties only and shall not be considered in construing this Lease.

          (d) Attorneys' Fees.  Tenant covenants and agrees to reimburse Lessor
              ---------------
for any attorneys' fees that it may incur as a direct or indirect result of Tenant's breach of this Lease.

          (e) Acceptance of Premises.  Tenant acknowledges (i) that Tenant has
              ----------------------
examined and knows the condition of the Premises; (ii) that no representation or warranty as to the condition, repair, or fitness thereof for any purpose or as to the environmental quality thereof or absence of hazardous or toxic materials or substances thereon has been made by Lessor or Lessor's agent that is not expressed herein; and (iii) that Tenant accepts the Premises in their present condition. Lessor shall not be liable for any damage occasioned by or from any leaks or other defects in the Premises and Lessor shall not be required to effect any repairs required hereunder until receipt of written notice from Tenant concerning the need for such repairs.

          (f) Indemnification.  Tenant shall indemnify, defend and hold harmless
              ---------------
Lessor from and against any and all claims, loss, liability or damage (including attorney fees and costs of defence) arising from (i) Tenant's use of the premises, and from the conduct of Tenant's business, and from any activity, work, or things done, permitted, or suffered by Tenant in or about the premises or elsewhere; (ii) any penalty, cleanup, treatment or other remedial work required by any governmental authority having jurisdiction and related to contamination of the Premises or its groundwater by any hazardous or toxic material, substance or waste which is subject to regulation by applicable local state or federal law or regulation; and (iii) any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any negligence of the Tenant, or any of Tenant's agents, contractors, or employees. The obligations of Tenant in this paragraph shall survive indefinitely, notwithstanding the expiration or termination of this Lease, or the discharge of all other obligations owed by the parties to each other.

          (g) Tenant's Certificates.  Tenant shall promptly upon request of
              ---------------------
Lessor, without charge, at any time and from time to time, deliver to Lessor or any other person specified by Lessor, any modification to this Lease Agreement, the status of rent, the existence of any setoffs or defenses in favor of Tenant, and such other matters in connection with this Lease as Lessor may request.

          (h) Binding Effect.  This Lease shall be binding upon and inure to the
              --------------
benefit of the parties hereto and their respective heirs, personal and legal representatives, successors, and permitted assigns.

     IN WITNESS WHEREOF, the parties have signed this Lease Agreement effective the day and year first above written.


                               HUTCH REALTY, L.L.C.



                               By
                                  ----------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------
                                                                          LESSOR


                               PETROGLYPH OPERATING COMPANY, INC.



                               By /s/ Robert C. Murdock
                                  ----------------------------------------------
                                  Name: Robert C. Murdock
                                        ----------------------------------------
                                  Title: Vice President
                                         ---------------------------------------
                                                                          TENANT



                                    GUARANTY
                                    --------

     ______________________________, President and major stockholder of Tenant in the foregoing Lease, in consideration of the execution of said Lease and to induce the Lessor to enter into the same with Tenant, does hereby guarantee the performance when due of all obligations contained in said Lease.

     Dated ____________________.



                               -------------------------------------------------